MANAGERS AMG FUNDS
         ESSEX AGGRESSIVE GROWTH FUND

      Supplement dated January 11, 2001
    to Statement of Additional Information
          dated November 1, 1999 (as
        supplemented February 9, 2000)

The Statement of Additional Information is hereby supplemented as follows:

Effective   December   29,   2000,    Managers
Distributors,  Inc. ("MDI"),  a  wholly  owned
subsidiary of The Managers Funds LLC  ("TMF"),
assumed responsibility for the performance  of
all  obligations  as  the distributor  of  the
Funds under the current Distribution Agreement
between  TMF  and  Managers  AMG  Funds.   All
references   in   the  prospectus   and   this
Statement of Information to the "Distributor" or to TMF in its capacity as the distributor or underwriter of the Funds shall mean MDI.

January 11, 2001